CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2001

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                 333-60164                41-1955181
            --------                 ---------                ----------
         (State or other      (Commission file number)     (I.R.S. employer
         jurisdiction of                                  identification no.)
         incorporation)


    8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN          55437
    ------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip code)


    Registrant's telephone number, including area code:     (952) 832-7000

          (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.        Other Events.

               The financial  statements of Financial Guaranty Insurance Company
("FGIC") as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to the Home Equity Loan-Backed Term Notes, Series 2001-HE2, is attached hereto as Exhibit 23.1.

               The audited financial statements of FGIC as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of March 31, 2001 and for the three-month periods ended March 31, 2001 and March 31, 2000 are attached hereto as Exhibit 99.2.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits

               23.1   Consent of KPMG LLP.

               99.1 Audited Financial Statements of FGIC as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000.

               99.2 Unaudited Financial Statements of FGIC as of March 31, 2001 and for the three-month periods ended March 31, 2001 and 2000.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:   /s/  Patricia C. Taylor
                                                     Patricia C. Taylor
                                                     Vice President


Dated:  June 26, 2001

                                  Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:


We consent to the use of our report dated January 22, 2001 on the financial statements of Financial Guaranty Insurance Company as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Form 8-K of Residential Asset Mortgage Products, Inc. (the "Registrant") which is incorporated herein by reference in the registration statement (No. 333-60164) and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant.


                                            /s/KPMG LLP


New York, New York
June 26, 2001